Consolidated Statements of Income - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2024	Dec. 31, 2023	Dec. 31, 2022
Revenues	$ 7,618,317	$ 7,283,767	$ 7,274,344
Cost of sales	5,573,604	5,291,627	5,244,055
Gross profit	2,044,713	1,992,140	2,030,289
Selling, general and administrative expenses	1,293,439	1,223,507	1,221,382
Other income	30,501	26,177	22,671
Operating income	781,775	794,810	831,578
Interest (income) expense, net	(20,869)	4,920	2,165
Income before income taxes	802,644	789,890	829,413
Income taxes	166,904	155,751	125,717
Net income	635,740	634,139	703,696
Less: net income attributable to non-controlling interest	99,454	97,802	102,529
Net income attributable to Watsco, Inc.	$ 536,286	$ 536,337	$ 601,167
Earnings per share for Common and Class B common stock (collectively "common stock"):
Basic	$ 13.34	$ 13.72	$ 15.46
Diluted	$ 13.3	$ 13.67	$ 15.41